                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       CONNECTICUT WATER SERVICE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                       CONNECTICUT WATER SERVICE, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------
cws logo

                                                                  March 19, 1997

Dear Stockholder:

     You are cordially invited to the Annual Meeting of Stockholders of Connecticut Water Service, Inc., scheduled to be held on April 25, 1997, at the William C. Stewart Water Treatment Plant, 119 Horton Hill Road, Naugatuck, Connecticut commencing at 2:00 P.M. If you plan to attend the meeting, please call 1-800-428-3985, Ext. 305 and leave your name, address and phone number. Directions to the meeting will be mailed to you. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

     At the Meeting, you will be asked to elect four directors, to appoint independent auditors for the calendar year ending December 31, 1997, to act upon a stockholder proposal for cumulative voting, and to transact such other business as may properly be brought before the Meeting.

     In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders. Important information is contained in the accompanying proxy statement which you are urged to read carefully.

     It is important that your shares are represented and voted at the Meeting, regardless of the number you own and whether or not you plan to attend. Accordingly, you are requested to sign, date, and return the enclosed proxy at your earliest convenience.

     In our continuing effort to provide stockholders with information on the Company's operations, we will conduct a tour of the Stewart Treatment Plant following the meeting. If you are planning to attend the tour, please indicate your attendance at both when you call the above toll-free number.

     Your interest and participation in the affairs of the Company are sincerely appreciated.

                                       Sincerely,

                                       /s/ Marshall T. Chiaraluce
                                       Marshall T. Chiaraluce
                                       President and Chief Executive Officer

                        CONNECTICUT WATER SERVICE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    WILLIAM C. STEWART WATER TREATMENT PLANT
                              119 HORTON HILL ROAD
                             NAUGATUCK, CONNECTICUT

     Notice is hereby given that the Annual Meeting of Stockholders of Connecticut Water Service, Inc. (the "Company") will be held on April 25, 1997 at 2:00 P.M. at the William C. Stewart Water Treatment Plant, 119 Horton Hill Road, Naugatuck, Connecticut, for the following purposes:

             1. To elect four directors for three-year terms;

             2. To appoint Arthur Andersen LLP, independent public accountants, as independent auditors for the Company for the calendar year ending December 31, 1997;

             3. To act upon a stockholder proposal for cumulative voting; and

             4. To transact such other business as may properly come before said meeting or any adjournment thereof.

     Only holders of the Company's Common Stock and its Cumulative Preferred Stock -- Series A of record at the close of business on March 1, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

     All stockholders who find it convenient to do so are urged to attend the meeting in person.

                                       By Order of the Board of Directors,

                                      Vincent F. Susco, Jr. Secretary

March 19, 1997

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE COMPANY IN THE ENVELOPE ACCOMPANYING THIS NOTICE. IF YOU ARE PRESENT AT THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                        CONNECTICUT WATER SERVICE, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 1997

     The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at the William
C. Stewart Water Treatment Plant, 119 Horton Hill Road, Naugatuck, Connecticut, on April 25, 1997 at 2:00 P.M. and at any adjournment of the meeting.

     Only holders of the Company's Common Stock and its Cumulative Preferred Stock -- Series A of record at the close of business on March 1, 1997, are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 3,012,981 shares of Common Stock, 15,000 shares of Cumulative Preferred Stock -- Series A, $20 par value, and 29,499 shares of $.90 Cumulative Preferred Stock, $16 par value. Each share of Common Stock is entitled to three votes and each share of Cumulative Preferred Stock-Series A is entitled to one vote on all matters coming before the meeting. The holders of shares of $.90 Cumulative Preferred Stock, $16 par value, have no general voting rights.

     The cost of solicitation of proxies will be borne by the Company. In addition to this solicitation by mail being made initially on or about March 19, 1997, officers and regular employees of the Company may make solicitations by telephone, telegraph, mail, or personal interviews, and arrangements may be made with banks, brokerage firms, and others to forward proxy material to their principals. The Company has retained Morrow & Company, Inc., to assist in the solicitation of proxies at an estimated cost of $4,000 including expenses, which will be paid by the Company.

     All stockholders unable to attend the meeting in person are urged to send in proxies to assure a good representation at the meeting. A proxy may be revoked at any time before it is voted by a writing filed with the Secretary of the Company, by a duly executed proxy bearing a later date or by voting in person at the meeting.

                     PROPOSAL (1) -- ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for a Board of not less than nine nor more than fifteen directors, the exact number of directorships to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board. The directors are divided into three classes as nearly equal in number as possible with members of each class to hold office until successors are elected and qualified. Each class is to be elected for a three-year term at successive annual meetings. As a result, only one class of directors is to be elected at each Annual Meeting.

     The Board of Directors has fixed the number of directors at 13, and has selected the four nominees listed below for election to three-year terms expiring in 2000. Of the Company's nine directors remaining in office, the terms of five directors expire in 1998 and the terms of four directors expire in 1999. Each nominee is presently a director of the Company.

     Unless otherwise directed, it is intended that the enclosed proxy will be voted for the election of Francis E. Baker, Rudolph E. Luginbuhl, Harvey G. Moger, and Warren C. Packard. In case any nominee is unable or declines to serve, the persons named in the proxy may vote for some other person or persons. Votes withheld and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting but are not considered as voted in the election of directors. Thus, under Connecticut law sufficient votes withheld and non-votes may result in the failure to obtain a majority vote.

                                                                                               COMMON STOCK
                                                                                               BENEFICIALLY
                         COMMITTEES                                                            OWNED AS OF
                         PRESENTLY                   PRINCIPAL OCCUPATION           DIRECTOR     MARCH 1,     PERCENT OF
         NAME            SERVING(1)   AGE             AND DIRECTORSHIPS              SINCE         1997        CLASS(2)
-----------------------  ----------   ---   --------------------------------------  --------   ------------   ----------
                                                       CLASS I:
                           NOMINEES FOR ELECTION AT THIS MEETING FOR TERMS EXPIRING IN 2000
Francis E. Baker          2,4,6       67    President and Director, Andersen          1973(3)    125            <.01
                                            Group, Inc. (electronic and medical
                                            manufacturing and services); Director,
                                            Fresenius, USA
Rudolph E. Luginbuhl      1,5         68    Real Estate Agent, D. W. Fish, Better     1994       300             .01
                                            Homes; Corporator, The Savings Bank of
                                            Rockville.
Harvey G. Moger           1,2,3,7     69    President, GBAJ Associates (commercial    1981     2,345             .08
                                            real estate financial consultant);
                                            Director, Ensign Bickford Realty
                                            Corporation.
Warren C. Packard         1,3         62    Former First Selectman, Town of           1991       250            <.01
                                            Suffield; former President and Chief
                                            Executive Officer, The Wiremold
                                            Company (manufacturing); Director, The
                                            Wiremold Company.

                                                       CLASS II
                                       DIRECTORS WHOSE TERMS CONTINUE UNTIL 1998
Marshall T. Chiaraluce                54    President and Chief Executive Officer     1992       3,320(4)        .11
                                            of the Company.
William F. Guillaume                  64    Vice President Engineering & Planning     1978        4,470(4)       .15
                                            of the Company; Director, Connwood
                                            Foresters, Inc. (forestry service and
                                            management).
Marcia L. Hincks          1,4,5       61    Retired; formerly Vice President and      1983          300         <.01
                                            Senior Counsel, Aetna Life & Casualty.
William C. Lichtenfels    4,6,7       69    Retired, formerly President and Chief     1989          432          .01
                                            Operating Officer, Emhart Corporation
                                            (manufacturing).
Robert F. Neal            3,4,5       62    Retired; formerly Senior Vice             1990          350          .01
                                            President -- Network Services;
                                            Southern New England
                                            Telecommunications Corporation.

                                                                                               COMMON STOCK
                                                                                               BENEFICIALLY
                         COMMITTEES                                                            OWNED AS OF
                         PRESENTLY                   PRINCIPAL OCCUPATION           DIRECTOR     MARCH 1,     PERCENT OF
         NAME            SERVING(1)   AGE             AND DIRECTORSHIPS              SINCE         1997        CLASS(2)
-----------------------  ----------   ---   --------------------------------------  --------   ------------   ----------

                                                        CLASS III
                                        DIRECTORS WHOSE TERMS CONTINUE UNTIL 1999
Harold E. Bigler, Jr.     2,3,7       65    Chairman, Bigler Investment Management    1983         2,000          .07
                                            Company, Inc.
Astrid T. Hanzalek        1,2,5,6,7   69    Consultant -- water resources and         1985           732          .02
                                            various public policy issues
                                            (self-employed); formerly Connecticut
                                            State Representative.
Frederick E. Hennick      5,6,7       70    Chairman, State of Connecticut Freedom    1983           225         <.01
                                            of Information Commission; retired,
                                            formerly President and Publisher,
                                            Naugatuck Daily News; Director,
                                            Naugatuck Valley Savings and Loan,
                                            Inc.
Donald B. Wilbur          4,7         54    Plant Manager, Chesebrough-Pond's USA     1993           330          .01
                                            (personal products manufacturing);
                                            Director, Middlesex Hospital;
                                            Director, Liberty Bank.

---------------
(1) 1. Audit Committee
    2. Finance Committee
    3. Pension Trust Committee
    4. Compensation Committee
    5. Public Information Committee
    6. Committee on Directors
    7. Strategic Planning Committee

(2) The percentages have been rounded to the nearest one hundredth of one percent. As of March 1, 1997, executive officers and directors of the Company as a group owned 23,422 shares (.78%) of the Common Stock of the Company. No directors or officers own any shares of the Company's Cumulative Preferred Stock.

(3) The Connecticut Water Company is a subsidiary of the Company. The affiliation of the Company (then Suburban Water Service, Inc.) and The Connecticut Water Company was effected on April 10, 1975. Prior to the affiliation, Mr. Baker was a director of The Connecticut Water Company. The Company's Board of Directors and the Board of Directors of The Connecticut Water Company are now identical.

(4) Includes both shares actually earned by the officer under the Company's pre-1997 Performance Stock Programs and awarded under the 1997 Performance Stock Program. Does not include shares deferred under the Program. See Note 1 on page 7.

     With the exception of Mr. Packard whose term as First Selectman of the Town of Suffield expired on November 21, 1995, Mrs. Hincks who retired from Aetna Life and Casualty in 1993, and Mr. Neal who retired from Southern New England Telecommunications Company in 1994, each of the nominees listed above has had the same employment for more than the past five years either in the position or positions indicated or in other similar or executive capacities with the same company or a predecessor thereof.

     The Company's Board of Directors met five times during 1996. In addition, the Company has a number of committees, including an Audit Committee, a Compensation Committee, a Committee on Directors, a Finance Committee, a Pension Trust Committee, a Strategic Planning Committee and a Public Information Committee which meet periodically during the year. The Audit Committee, composed of Mmes. Hanzalek and Hincks and

Messrs. Luginbuhl, Moger and Packard, reviews the activities, procedures and recommendations of the independent auditors of the Company and The Connecticut Water Company and recommends annually the appointment of independent auditors for the coming year. The Committee met twice during 1996. The Compensation Committee, composed of Ms. Hincks and Messrs. Baker, Lichtenfels, Neal and Wilbur, establishes compensation levels for officers of The Connecticut Water Company and makes recommendations to the full Board regarding officer succession. The Committee met twice during 1996. The Committee on Directors, consisting of Ms. Hanzalek, Messrs. Baker, Hennick and Lichtenfels, recommends candidates for nomination as directors to the Board. The Committee did not meet in 1996. The Finance Committee, composed of Ms. Hanzalek and Messrs. Baker, Bigler and Moger, recommends and advises the Board of Directors on financial policy and issuance of securities. The Committee met twice in 1996. The Pension Trust Committee, composed of Messrs. Bigler, Moger, Neal and Packard, reviews the Pension Trust Fund of The Connecticut Water Company Employee Retirement Fund and the VEBA Trust Fund for retiree medical benefits, reviews and determines actuarial policies and investment guidelines, and selects the investment managers. The Committee met four times in 1996. The Strategic Planning Committee, consisting of Ms. Hanzalek and Messrs. Bigler, Hennick, Lichtenfels, Moger, and Wilbur, oversees the preparation and implementation of the Company's Strategic Plan. The Committee met once in 1996. The Public Information Committee, consisting of Mmes. Hanzalek and Hincks and Messrs. Hennick, Neal and Luginbuhl, advises management on policies for communicating Company information to the general public, government officials, investors and other interested parties. The Committee met twice in 1996. All of the Company's directors attended at least 75% of the aggregate number of meetings in 1996 of the Board and committees on which they serve.

     Pursuant to the Company's Bylaws, nominations for directors may be made by any stockholder entitled to vote for the election of directors at the meeting who complies with the following procedures. A nomination by a stockholder shall be made only if such stockholder has given proper and timely notice in writing of such stockholder's intent to make such nomination to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company at the General Offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, the close of business on a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting, and
(ii) with respect to an election to be held at a special meeting of stockholders called for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first mailed to stockholders. Each such notice must set forth: (a) the name and address of the person or persons to be nominated; (b) the name and address, as they appear on the Company's books, of the stockholder making such nomination; (c) the class and number of shares of the Company which are beneficially owned by the stockholder; (d) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (e) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (f) such other information regarding each nominee proposed by the stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (g) the consent of each nominee to serve as a director of the Company if so elected. Any such notice of nominations for consideration at the 1998 Annual Meeting must be received by the Company's Secretary by the close of business on December 15, 1997.

REPORTS UNDER SECTION 16

     Under Section 16 of the Securities Exchange Act of 1934, directors, officers and certain beneficial owners of the Company's equity securities are required to file reports of their transactions in the Company's equity securities with the Securities and Exchange Commission on specified due dates. In 1996, all directors, officers and beneficial owners of the Company's equity securities so required, filed such reports on or before the specified due dates. In making this statement, the Company has relied on the written representations of its directors and officers and its five percent holders and copies of the reports that they have filed with the Securities and Exchange Commission.

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

     The following tabulation sets forth the total compensation paid by the Company and The Connecticut Water Company during 1996, 1995, and 1994 to each of the executive officers, including the Chief Executive Officer of the Company, receiving more than $100,000 aggregate compensation in 1996. The Company has no employees. All officers are employees of The Connecticut Water Company and all compensation is paid by The Connecticut Water Company.

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                     ANNUAL COMPENSATION                   AWARDS
                                                    ----------------------            RESTRICTED STOCK
           NAME AND PRINCIPAL POSITION              YEAR         SALARY($)              AWARDS($)(1)
--------------------------------------------------  ----         ---------         ----------------------
Marshall T. Chiaraluce,
President and Chief Executive Officer               1996          205,022                  28,705
                                                    1995          200,000                  47,091
                                                    1994          186,500                  31,643
William F. Guillaume,
V.P. Engineering and Planning                       1996          134,182                  10,410
                                                    1995          129,500                  17,621
                                                    1994          125,000                  12,206
David C. Benoit,
V.P. Finance and Accounting and Treasurer           1996          105,000                  12,346
                                                    1995               --                      --
                                                    1994               --                      --
James R. McQueen,
V.P. Customer Service & Government Affairs          1996          101,612                   8,109
                                                    1995           94,500                  12,644
                                                    1994           90,000                  10,625

---------------
(1) The value of the full number of shares of restricted stock initially allocated to Messrs. Chiaraluce, Guillaume and McQueen under the Company's Performance Stock Program was $48,423, $17,565 and $13,655 respectively in 1994; and $50,370, $18,262 and $14,212 respectively in 1995. In 1996, the value of the full number of shares of restricted stock initially allocated to Messrs. Chiaraluce, Guillaume, McQueen and Benoit under the Company's Performance Stock Program were $52,111, $18,907, $14,709 and $18,907 respectively. The aggregate number of shares of restricted stock actually earned by Messrs. Chiaraluce, Guillaume and McQueen, based upon the actual attainment of 1994 and 1995 performance criteria were 1,361, 525 and 457 shares respectively in 1994; and 1,697, 635 and 464 shares respectively in 1995. In 1996, the aggregate number of shares of restricted stock actually earned by Messrs. Chiaraluce, Guillaume, McQueen, and Benoit based upon the actual attainment of 1996 performance criteria were 1,023, 371, 289 and 440 shares respectively. The values shown in the table above are of the shares actually earned in said year, valued on the date earned which was February 10, 1995 for the 1994 plan, February 14, 1996 for the 1995 plan, and February 14, 1997 for the 1996 plan.

RETIREMENT BENEFITS

     Officers and employees of the Company and The Connecticut Water Company are entitled to receive retirement benefits under a pension plan, and executive officers are entitled to receive benefits under supplemental executive retirement agreements, which provide for defined benefits in the event of retirement at a specified age and after a specified number of years of service based on highest average annual compensation. Examples of annual full straight life annuity allowances payable under the pension plan and supplemental agreements to employees and executive officers are set forth in the following table. As of December 31, 1996, the estimated credited years of service for Messrs. Chiaraluce, Guillaume, McQueen and Benoit are 5, 32, 31, and 1 respectively. The table assumes retirement occurs at age 65 which for Messrs. Chiaraluce, Guillaume, McQueen and Benoit would occur with 16, 33, 42, and 26 years, respectively, of credited service. Highest average annual compensation is the highest average regular basic compensation received by an individual from the Company and The Connecticut Water Company during any 60 consecutive months.

  HIGHEST AVERAGE
ANNUAL COMPENSATION
      DURING
  60 CONSECUTIVE        5 OR MORE YEARS
      MONTHS              OF SERVICE*
-------------------     ---------------
     $ 100,000              $60,000
     $ 125,000              $75,000
     $ 150,000              $90,000

---------------
* In the case of each of Mr. Chiaraluce and Mr. Benoit, the amounts are reduced by benefits payable under the retirement plan of a prior employer.

DIRECTOR COMPENSATION

     Since the Boards of Directors of the Company and The Connecticut Water Company are identical, regular meetings of each are generally held on the same day. Directors of the Company receive $250 for each regular meeting of the Board of Directors of the Company and $350 for each special Board meeting and $400 for each committee meeting of the Company which they attend. In addition, Directors of The Connecticut Water Company receive an annual retainer of $4,000, $450 for each regular or special meeting of the Board of Directors, and $400 for each committee meeting which they attend. Directors who are salaried officers receive the same retainer and meeting fees as other directors. These amounts have been included in the Summary Compensation Table on Page 5. Directors who are not officers are not entitled to retirement benefits from the Company or The Connecticut Water Company.

     Pursuant to a Directors Deferred Compensation Plan, the Directors of the Company and The Connecticut Water Company may elect to defer receipt of all or a specified portion of the compensation payable to them for services as Directors until after retiring as Directors. Any amounts so deferred are credited to accounts maintained for each participating Director, and interest at an annual rate of 10.74% is currently credited monthly to all deferred amounts. Distribution of amounts deferred and accumulated interest may be made, at the election of each participating Director, in a lump sum or in annual installments over a period of years specified by the Director, such distribution to commence in the year following the year in which the individual ceases to be a Director. In 1996, five Directors elected to participate in the Plan.

                         COMPENSATION COMMITTEE REPORT

     The Committee is responsible for making recommendations to the Board on executive compensation and administering the Company's Performance Stock Program (the "Program").

EXECUTIVE COMPENSATION PRINCIPLES

     The Company's executive compensation plan is designed to align executive compensation with the Company's and/or The Connecticut Water Company's strategic business planning which includes management initiatives and business financial performance. Through this process the Committee has established a program to:

     - Attract and retain key executives critical to the long-term success of the Company.

     - Reward executives for the accomplishment of strategic goals which reflect customer service and satisfaction as well as the enhancement of stockholder value.

     - Integrate compensation programs with both The Connecticut Water Company's annual performance review and the Company's and/or The Connecticut Water Company's strategic planning and measuring processes.

     - Support a performance-oriented environment that rewards performance with respect to overall performance goals and performance on individual goals for each participant in the plan.

EXECUTIVE COMPENSATION PROGRAM

     The total compensation program consists of both cash and equity based compensation. The annual compensation consists of a base salary and any Common Stock awarded through the Program. The Committee determines a salary range and a level of salary for executive officers. The Committee determines the salary or salary range based upon competitive norms from periodic studies of a peer group of other water companies. Actual salary changes are based upon such norms and upon performance. Additional incentives are provided through the Program.(1) The Committee reviews and approves the participation of executive officers of The Connecticut Water Company under the Program. The Committee also approves the award value each year as a percentage of base salary and the basis for judging performance over the following year. Awards are currently based on whether the Company and/or The Connecticut Water Company has met certain goals based on objective performance criteria and attainment by participants of individual goals. The Committee determines what these criteria and goals are each year. The Criteria for the 1996 awards were based on The Connecticut Water Company's customer value rating and water quality measures, the Company's return on equity, other service and financial measures, and specific individual performance goals. The Committee has approved and implemented an award program for 1997 based upon similar criteria and goals.

---------------

(1) The Program provides for an aggregate maximum of up to 50,000 shares of Common Stock of the Company to be issued as awards of restricted stock to eligible employees. An award of a share of restricted stock is an award to a participant of a share of the Common Stock of the Company generally conditioned upon the attainment of performance goals established by the Committee for the performance period to which the award relates and the continued employment of the participant with the Company or any majority-owned subsidiary of the Company through the end of the performance period. During the performance period, the participant has all of the rights of a stockholder of the Company, including the right to receive dividends, except that the participant does not have custody of the shares of Common Stock nor the right to transfer ownership of the shares during the performance period. Commencing with 1997 awards, the Program has been amended to permit participants to defer income taxation of all or a portion of such restricted stock awards by electing instead to receive "performance shares" at the end of a chosen deferral period. Until the end of the deferral period, a participant holding performance shares has no rights as a stockholder of the Company. However, dividend equivalents are credited to such participant as additional performance shares.

     Executive officers may also participate in the Company's Savings and Investment 401(k) Plan and other benefit plans generally available to all levels of salaried employees. Also, executive officers may elect to defer compensation under a non-qualified salary deferral plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee determined the compensation for 1996 of Mr. Chiaraluce, the Chief Executive Officer ("CEO"), based upon a number of factors and criteria, including a review of the salaries of Chief Executive Officers for similar companies of comparable size and capitalization and a review by the Committee of the CEO's performance. The Committee approved the CEO's participation in the Program for 1996. The Committee noted the continued efforts of Mr. Chiaraluce to avoid requesting a general rate increase for 6 years while achieving consistently higher earnings and increasing shareholder value during his 5 years as CEO. The awarding of only 54% (1,023 of 1,894 shares originally allocated) of the Common Stock allocated to Mr. Chiaraluce in 1996 was based upon certain targeted individual and corporate goals, such as increasing non-rate revenue and increasing the customer satisfaction index, not being fully met.

                             COMPENSATION COMMITTEE

                        William C. Lichtenfels, Chairman
                             Francis E. Baker, Jr.
                                Marcia L. Hincks
                                 Robert F. Neal
                                Donald B. Wilbur

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return for each of the years 1991-1996 on the Company's Common Stock, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total stockholder return of companies on the Standard & Poor's 500 Stock Index and the Standard & Poor's Utilities Index.

                                  CONNECTICUT
      MEASUREMENT PERIOD             WATER        STANDARD &       STANDARD &
    (FISCAL YEAR COVERED)        SERVICE, INC.    POOR'S 500    POOR'S UTILITIES
1991                                    100.00          100.00          100.00
1992                                    116.77          107.61          108.07
1993                                    133.25          118.40          123.58
1994                                    115.54          120.01          113.85
1995                                    149.07          164.95          161.48
1996                                    166.59          202.72          166.50

                  BENEFICIAL SHAREHOLDINGS OF CERTAIN PERSONS

     The Company does not know of any beneficial owner of more than 5% of its $.90 Cumulative Preferred Stock, $16 par value. The Company does not know of any beneficial owner of more than 5% of its Common Stock and does not know of any beneficial owner of more than 5% of its Cumulative Preferred Stock -- Series A, $20 par value, except as follows:

                                                                                AMOUNT
                                                                             BENEFICIALLY
                                                                              OWNED AS OF       PERCENT
                                        NAME AND ADDRESS OF BENEFICIAL       DECEMBER 31,         OF
          TITLE OF CLASS                             OWNER                       1996           CLASS
-----------------------------------    ---------------------------------    ---------------     ------
Common Stock                           Dimensional Fund Advisors, Inc.          151,500(1)       5.0%
                                       1299 Ocean Avenue, 11th Floor
                                       Santa Monica, CA 90401

Cumulative Preferred Stock --          William Neal MacKenzie                     1,850         12.3%
  Series A, $20 par value              222 North Main Street
                                       Wallingford, CT 06492

                                       Herbert I. Johnson and                       900          6.0%
                                       Annabelle C. Johnson
                                       35 Carter Street, Bolton, CT
                                       06040

                                       Shearson Lehman American Express             900          6.0%
                                       One Western Union Int'l Plaza
                                       New York, NY 1004-1008

                                       Dorothy L. Bach                              825          5.5%
                                       55 Mountain Spring Road
                                       Tolland, CT 06084

---------------
(1) Information relating to such beneficial ownership is based on a statement on
    Schedule 13G filed with the Securities and Exchange Commission.

                              CERTAIN TRANSACTIONS

     During the year 1996, the law firm of Day, Berry & Howard, of which Michael
F. Halloran, Assistant Secretary of the Company and The Connecticut Water Company, is a partner, performed certain legal services for the Company and The Connecticut Water Company. The Company believes that the charges made by said firm for legal services were not more than others would have charged for similar services.

                      PROPOSAL (2) -- ELECTION OF AUDITORS

     Arthur Andersen LLP served as independent auditors for the Company and its subsidiary, The Connecticut Water Company, for the calendar year ending December 31, 1996. One or more representatives of Arthur Andersen LLP will attend the annual meeting, with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     It is intended that unless otherwise specified, proxies will be voted in favor of the appointment of Arthur Andersen LLP, independent public accountants, of Hartford, Connecticut, as independent auditors for the

Company for the calendar year ending December 31, 1997. The Company's Audit Committee has recommended that Arthur Andersen LLP be so appointed. Arthur Andersen LLP has no direct or indirect financial interest in the Company. The favorable vote of a majority of the shares of Common Stock and Cumulative Preferred Stock -- Series A, $20 par value, represented at the meeting is required for such approval.

        THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL (2).

            PROPOSAL (3) -- STOCKHOLDER PROPOSAL (CUMULATIVE VOTING)

     The following proposal and supporting statement have been submitted by John
J. Gilbert and Margaret R. Gilbert, 29 East 64th Street, New York, New York, 10021-7043. John J. Gilbert holds 200 shares of Company stock; Margaret R. Gilbert holds 200 shares of Company stock.

STOCKHOLDER PROPOSAL: CUMULATIVE VOTING

Resolved: That the stockholders of Connecticut Water Service, Inc. assembled in annual meeting in person and by proxy, hereby request the Board of Directors to take the steps necessary to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.

Reasons:

     A California law provides that all state pension holdings and state college funds, invested in shares must be voted in favor of cumulative voting proposals, showing increasing recognition of the importance of this democratic means of electing directors.

     The National Bank Act provides for cumulative voting. In many cases companies get around it by forming holding companies without cumulative voting. Banking authorities have the right to question the capability of directors to be on banking boards. In many cases authorities come in after and say the director or directors were not qualified. We were delighted to see the SEC has finally taken action to prevent bad directors from being on boards of public companies. The SEC should have hearings to prevent such persons becoming directors before they harm investors.

     We think cumulative voting is the answer to find new directors for various committees. Some recommendations have been made to carry out the CERES 10 points. The 11th, in our opinion, should be having cumulative voting and ending staggered boards.

     When Alaska became a state it took away cumulative voting over our objections. The Valdez oil spill might have been prevented if environmental directors were elected through cumulative voting. The huge derivative losses might have also been prevented with cumulative voting.

     Many successful corporations have cumulative voting. Example, Pennzoil defeated Texaco in that famous case. Ingersoll-Rand, also having cumulative voting, won two awards. FORTUNE magazine ranked it second in its industry as "America's Most Admired Corporations" and the WALL STREET TRANSCRIPT noted "on almost any criteria used to evaluate management, Ingersoll-Rank excels." In 1994 and 1995 they raise their dividend.

     Lockheed-Martin, as well as VWR Corporation now have a provision that if anyone has 40% or more of the shares cumulative voting applies, it does apply at the latter company.

     In 1995 American Premier adopted cumulative voting. Alleghany Power System tried to take away cumulative voting, as well as put in a stagger system and stockholders defeated it, showing stockholders are interested in their rights.

     If you agree, please mark your proxy for this resolution; otherwise it is automatically cast against it, unless you have marked to abstain.

                                 BOARD RESPONSE

     The Board of Directors believes that each director should be chosen for his or her qualifications and ability to serve the Company and all of its stockholders. Cumulative voting introduces the possibility of a director being committed to serve the special interests of a small faction of stockholders who are responsible for the director's election, rather than the director's acting in the best interests of the stockholders as a whole. The present system of voting for the election of directors has been in effect since the Company's organization and has consistently served the Company well. The present system avoids the conflict created when a director is elected by a limited constituency. The Company believes that all directors should continue to be elected by all of its stockholders and that directors should act in a manner which best serves the interests of all stockholders.

     The Board of Directors believes that the present system of voting for directors has been and continues to be in the best interests of the Company and recommends that stockholders vote AGAINST this stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify a different choice.

      THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" PROPOSAL (3).

                               OTHER MATTERS (4)

     The Board of Directors knows of no other matters which may be presented for consideration at the meeting. However, if any other matters properly come before such meeting, the persons named in the enclosed proxy will vote in their discretion on such matters.

                             STOCKHOLDER PROPOSALS

     For business to be properly brought before an annual meeting by a stockholder, the business must be an appropriate matter to be acted upon by the stockholders at an annual meeting and the stockholder must have given proper and timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company at the General Offices of the Company not later than the close of business on a day which is not less than 120 days prior to the anniversary date of the immediately preceding annual meeting. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business,
(c) the class
and number of shares of the Company which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business.

     Stockholder proposals intended to be presented at the Annual Meeting of Stockholders in 1998 must be received by the Company not later than December 15, 1997 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Stockholders.

                                                Vincent F. Susco, Jr.
                                                     Secretary

March 19, 1997

     THE COMPANY IS SUBJECT TO THE INFORMATIONAL REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND IN ACCORDANCE THEREWITH FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL FURNISH A COPY OF THE 1996 ANNUAL REPORT ON FORM 10-K FILED BY THE COMPANY, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT WITHOUT EXHIBITS, WITHOUT CHARGE TO ANY STOCKHOLDER MAKING A WRITTEN REQUEST THEREFOR ADDRESSED TO: VICE PRESIDENT -- FINANCE, CONNECTICUT WATER SERVICE, INC., 93 WEST MAIN STREET, CLINTON, CONNECTICUT, 06413.

PLEASE MARK VOTES AS IN THIS EXAMPLE

                                          For         With-       For All
                                                      hold        Except
1) For election of all Directors,         / /          / /          / /

      F. Baker, R. Luginbuhl, H. Moger, W. Packard

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

            RECORD DATE SHARES:

Please be sure to sign and date this Proxy.    Date_____________________________
___________________________________________    _________________________________
Shareholder sign here                          Co-owner sign here

2)    Appointment of Arthur Andersen LLP
      as independent Auditors.                  For     Against    Abstain
                                                / /       / /        / /

3)    Cumulative Voting                         For     Against    Abstain
                                                / /       / /        / /

4)    In their discretion the proxies are       For     Against    Abstain
      authorized to vote upon such other        / /       / /        / /
      business as may properly come before
      the meeting.

            Mark box at right if comments or address change      / /
            have been noted on the reverse side of this card.

DETACH CARD

      CONNECTICUT WATER SERVICE, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy material.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 25, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,
Connecticut Water Service, Inc.

                         CONNECTICUT WATER SERVICE, INC.
                                  COMMON STOCK

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                        FOR ANNUAL MEETING APRIL 25, 1997

The undersigned stockholder of Connecticut Water Service, Inc. hereby appoints Marshall T. Chiaraluce and William F. Guillaume or either of them, attorneys and proxies for the undersigned, with power of substitution, to act for and to vote, as designated herein, with the same force and effect as the undersigned, all shares of the Company's Common Stock standing in the name of the undersigned at the Annual Meeting of Stockholders of Connecticut Water Service, Inc. to be held at the William C. Stewart Water Treatment Plant, 119 Horton Hill Road, Naugatuck, Connecticut, April 25, 1997, at 2 p.m., and any adjournments thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will grant authority to vote for all nominees for Director and will be voted "FOR" Proposal
(2) and "AGAINST" Proposal (3).

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
_________________________                 _________________________
_________________________                 _________________________
_________________________                 _________________________

PLEASE MARK VOTES AS IN THIS EXAMPLE

                                          For         With-       For All
                                                      hold        Except
1) For election of all Directors,         / /          / /          / /

      F. Baker, R. Luginbuhl, H. Moger, W. Packard

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

            RECORD DATE SHARES:

Please be sure to sign and date this Proxy.    Date_____________________________
__________________________________________     _________________________________
Shareholder sign here                          Co-owner sign here

2)    Appointment of Arthur Andersen LLP        For     Against    Abstain
      as independent Auditors.                  / /       / /        / /

3)    Cumulative Voting                         For     Against    Abstain
                                                / /       / /        / /

4)    In their discretion the proxies are       For     Against    Abstain
      authorized to vote upon such other        / /       / /        / /
      business as may properly come before
      the meeting.

            Mark box at right if comments or address change      / /
            have been noted on the reverse side of this card.

DETACH CARD

      CONNECTICUT WATER SERVICE, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy material.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 25, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,
Connecticut Water Service, Inc.

                         CONNECTICUT WATER SERVICE, INC.
                     CUMULATIVE PREFERRED STOCK -- SERIES A

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                        FOR ANNUAL MEETING APRIL 25, 1997

The undersigned stockholder of Connecticut Water Service, Inc. hereby appoints Marshall T. Chiaraluce and William F. Guillaume or either of them, attorneys and proxies for the undersigned, with power of substitution, to act for and to vote, as designated herein, with the same force and effect as the undersigned, all shares of the Company's Cumulative Preferred Stock - Series A standing in the name of the undersigned at the Annual Meeting of Stockholders of Connecticut Water Service, Inc. to be held at the William C. Stewart Water Treatment Plant, 119 Horton Hill Road, Naugatuck, Connecticut, April 25, 1997, at 2 p.m., and any adjournments thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will grant authority to vote for all nominees for Director and will be voted "FOR" Proposal
(2) and "AGAINST" Proposal (3)..

The undersigned hereby acknowledges receipt of notice of said meeting and the related Proxy Statement.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
_________________________                 _________________________
_________________________                 _________________________
_________________________                 _________________________